IRA
Ideal!

Defined Asset Funds(sm)
Select Ten Portfolio
INTERNATIONAL

1998
Hong Kong
Portfolio
Series B

[Merrill Lynch Logo]


Selecting Investments For Your Portfolio Can Be Complicated -- Unless You Have a Strategy.

The Select Ten Strategy

The Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the Hang Seng Index* for about one year (the "Strategy").

The Portfolio looks for potential values in the equity market by investing in established companies whose prices may be depressed. It consists of approximately equal values of the ten stocks in the Hang Seng Index with the highest dividend yields at the time of the offering.

Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Offers U.S. Investors Some Big Advantages

-- Low Cost. The minimum investment is about $250.
-- Semi-annual dividends. Investors receive two consolidated checks per year, not 20 for the 10 stocks, and payments are in U.S. dollars.
-- Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.
-- No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.



Select Ten International Hong Kong Portfolio -- 1998 Series B(1)

      Name of Issuer Current Dividend Yield(2)

1.   Henderson Land Development Co., Ltd. 8.73%
2.    Hysan Development Co., Ltd. 8.63
3.    Amoy Properties, Ltd. 8.35
4.    Henderson Investment, Ltd. 7.92
5.    Sino Land Co. 7.43
6.    Hang Lung Development Co., Ltd. 7.20
7.    The Hong Kong and Shanghai Hotels, Ltd. 6.91
8.    The Wharf (Holdings), Ltd. 6.22
9.    Great Eagle Holdings, Ltd. 6.07
10.   Wheelock & Company, Ltd. 6.00

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

(1) Initial Date of deposit -- May 1, 1998

(2) Current dividend yield for each security was calculated by adding the most recent interim and final dividends declared on that security and dividing the result by its market value as of the close of trading on May 1, 1998. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

Past Performance of Prior Select Ten International Hong Kong Portfolios

The chart below shows the average annual total returns for the following Series, which assume annual "rollovers" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series.

Series From Inception Through 3/31/98 Most Recently Completed Portfolio

Inception               Return     Period                         Return

6/21/93   Series C(3)   -1.39%     5/20/96-6/27/97   Series C       9.70%
9/28/93   Series D(4)   -5.58%     9/27/96-10/24/97  Series D     -15.87%
1/5/94    Series A      -10.01%    2/4/97-3/13/98    Series A     -24.11%
4/23/96   Series B      -14.11%    4/23/96-6/13/97   Series B       6.08%
7/22/96   Series 3      -16.34%    7/22/96-8/29/97   Series 3       2.13%
11/1/96   Series 5      -24.94%    11/1/96-12/12/97  Series 5     -25.59%
2/25/97   Series 1      -27.17%    2/25/97-3/27/98   Series 1     -25.18%

Past performance is no guarantee of future results. Average annual total returns represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on rollovers and different performance periods, and Portfolios may not be fully invested at all times.

(3). 1995 Series B (HST95B) rolled into 1996 Series C (HST96C)
(4). 1995 Series C (HST95C) rolled into 1996 Series D (HST96D)

*The publisher of the Hang Seng Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks nor approved any information included in this brochure.

Select Ten Portfolio
Hong Kong
International Series

The Hang Seng Index

The Hang Seng Index, published since 1969, is a recognized indicator of Hong Kong's stock market performance. The Index is an arithmetic index, weighted by market capitalization representing about 70% of the total stocks on the Hong Kong Stock Exchange. The Hang Seng Index includes companies intended to represent four major market sectors: 1) commerce and industry; 2) finance; 3) properties; and 4) utilities. Currently, the companies are:

Amoy Properties
Bank of East Asia
Cathay Pacific Airways
Cheung Kong
Cheung Kong Infrastructure
CLP Holdings
China Resources Enterprise
China Telecom
CITIC Pacific
First Pacific Co.
Great Eagle Holdings
Guangdong Investment
Hang Lung Development
Hang Seng Bank
Henderson Investment
Henderson Land Development Co.
Hong Kong Electric Holdings
Hong Kong and China Gas Co.
Hong Kong and Shanghai Hotels
Hong Kong Telecommunications
Hopewell Holdings
HSBC Holdings
Hutchison Whampoa
Hysan Development Company
New World Development Co.
Shanghai Industrial Holdings
Shangri-La Asia
Sino Land Co.
Sung Hung Kai Properties
Swire Pacific (A)
Television Broadcasts
The Wharf
Wheelock and Co.

Hypothetical Growth of $10,000 Invested 1/1/78 Through 3/31/98

[(A line chart compares the hypothetical growth of $10,000 invested 1/1/78 through 3/31/98 in the Hang Seng Index (green) and the Strategy (ochre). An ochre box in the upper left quadrant indicates the components of the Strategy (net of sales charges and expenses). At the end of this period the line chart reflects the ending value of the Strategy ($263,545) and the ending value of the Hang Seng Index ($366,703.)]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the Hang Seng Index in 10 of the last 20 years. There can be no assurance that any Portfolio will outperform the Index.

Recent underperformance is largely due to the outstanding past performance of some low dividend-yielding stocks overweighted in the Hang Seng Index that were not selected by the Strategy. At Defined Asset Funds, we believe in the importance of maintaining a long-term approach regardless of short-term market movements.

Annual Total Returns

Strategy returns are net of sales charges and expenses.#

Year      Strategy    Hang Seng Index   Year   Strategy     Hang Seng Index

1978      25.08%      23.51%            1989     7.21        10.19
1979      80.77       78.33             1990     3.83        11.99
1980      39.60       65.83             1991    46.76        48.25
1981     -6.32       -11.07             1992    37.12        33.63
1982     -42.72      -47.79             1993   105.62       121.11
1983     -10.05      -0.89              1994   -34.64       -28.83
1984      63.69       42.54             1995    14.03        26.95
1985      45.78       51.10             1996    25.90        37.73
1986      58.86       51.16             1997   -16.73       -18.33
1987       0.74      -6.73              3/31/98 -4.79         8.45
1988      32.18       20.60             Average 17.53%       19.47%

The results shown are hypothetical past performance of the Strategy (not any Portfolio) and are no guarantee of future results. Returns represent price changes plus dividends reinvested at each year end, divided by the initial public offering price, and do not reflect the deduction of any commissions or taxes.

Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices and currency exchange rates different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

# Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

Defining Your Risks

The following are important facts to keep in mind when considering this investment. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio should not be considered a complete investment program and may be considered speculative.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities. The Portfolio is highly concentrated (80%) in real estate and property companies currently experiencing over supply which could involve additional risks.

o     There can be no assurance that the Portfolio will meet its objective.

o Total returns on Hong Kong stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates. In addition, there can be no assurance that dividend rates will be maintained or that stock prices or currency exchange rates will not decline.

o Future political changes in Hong Kong, including the effects of Chinese sovereignty, could impact market values of Hong Kong stocks in general. Since October 1997, Hong Kong stocks have declined steeply with extreme volatility, changing by more than 10% a day in some cases.

o These stocks may have higher yields because they or their industries are experiencing financial difficulty or are out of favor. There can be no assurance that the market factors that caused these relatively low prices and high yields will change.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based on the amount paid to you, net of the deferred sales charge and the charge for organizational expenses. Accordingly, you should not increase the tax basis in your units by these sales charges and expenses.

Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 28%. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are contributed in kind to the new Portfolio. Investors may also be eligible for a 20% maximum federal tax rate on gains from those stocks when they are sold.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. All investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                                As a % of Public Offering      Amount per
                                          Price                1,000 Units

Initial Sales Charge                      1.00%                  $10.00
Deferred Sales Charge                     1.75%                  $17.50
---------------------------------------------------------------------------
Maximum Sales Charge                      2.75%                  $27.50
Estimated Annual                         0.631%                   $6.25
Operating Expenses (as a
% of net assets)

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial charge will be waived. You will only pay the deferred sales charge and operating expenses.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                           Total Sales Charge
                                                as a % of
Amount Purchased                          Public Offering Price
Less than $50,000                                 2.75%
$50,000 to $99,999                                2.50%
$100,000 to $249,999                              2.00%
$250,000 to $999,999                              1.75%
$1,000,000 or more                                1.00%

Don't Delay.

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special considerations associated with the risks of international investing including currency risk and political developments. Read the prospectus carefully before you invest.

Additional Hong Kong Portfolios containing the then-highest dividend-yielding stocks may be created in the future. Information contained herein is subject to completion or amendment. A registration statement relating to the securities of the next Portfolio has been filed with the Securities and Exchange Commission. The securities of that Portfolio may not be sold nor may offers to buy be accepted prior to the time that registration becomes effective. This brochure may not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Defined Asset Funds
Buy with Knowledge
Hold with Confidence

Other Select Ten Portfolios

Select Ten Portfolio
(DJIA)

United Kingdom Portfolio
(Financial Times Index)

Japan Portfolio
(Nikkei Index)

Other Select Series

Select Growth Portfolio
Select S&P Industrial Portfolio
Select S&P Industry Turnaround Portfolio
Select S&P Intrinsic Value Portfolio

Equity Investor Funds Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund 2
Tele-Global Trust 3

Equity Investor Funds Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust

Other Defined Asset Funds

Corporate Income Funds
Government Securities Income Funds
International Bond Funds
Municipal Investment Trusts